ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)

(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2007

ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED BALANCE SHEET
AS AT APRIL 30, 2007
(Unaudited)
(Stated in U.S. Dollars)

	Royal Mines		(Note 3)		Pro-Forma
	And Minerals	Royal	Pro Forma		Consolidated
	Corp.	Mines Inc.	Adjustments		Balance Sheet

ASSETS

Current
Cash and cash equivalents	$8,335	$338,646	$(23,500)	b	$323,481
Loans receivable – related party	-	4,500	-		4,500
Share subscriptions receivable	-	-	940,467	c	940,467
Prepaid expenses	2,800	16,500	-		19,300
	11,135	359,646	916,967		1,287,748

Property and Equipment, net	1,976	291,667	-		293,643
Mineral Properties	-	15,500	-		15,500
Intellectual Property	-	200,000	-		200,000
Other Assets	-	1,551	-		1,551

	$13,111	$868,364	$916,967		$1,798,442

LIABILITIES

Current
Accounts payable and accrued
liabilities	$29,083	$40,711	$-		$69,794
Accounts payable – related party		20,000	-		20,000
NVRM Payable	-	277,683	-		227,683
Loans payable- related party	-	100,806	-		100,806
Share subscriptions received	-	505,114	(505,114)	c	-
Current portion of long-term debt	-	5,509	-		5,509
	29,083	949,823	(505,114)		423,792

Long-term debt	-	4,808	-		4,808
	29,083	954,631	(505,114)		428,600

STOCKHOLDERS’ EQUITY (DEFICIENCY)

Common Stock	12,490	26,401	24,979	a	46,152
			(23,500)	b
			5,782	c
			32,183	d
			(13,969)	e
			(18,214)	f

Additional paid-in capital	115,700	579,600	(24,979)	a	2,005,430
			1,439,799	c
			(32,183)	d
			(90,721)	e
			18,214	f

Deficit Accumulated During The
Exploration Stage	(144,162)	(692,268)	104,690	e	(731,740)
	(15,972)	(86,267)	1,422,081		1,319,842

	$13,111	$868,364	$916,967		$1,748,442

The accompanying notes are an integral part of these pro-forma consolidated financial statements

ROYAL MINES AND MINERALS CORP.
(formerlyCentrus VenturesInc.)
(An ExplorationStage Company)

PRO-FORMACONSOLIDATEDSTATEMENTSOF OPERATIONS
YEAR ENDEDAPRIL 30, 2007
(Unaudited)
(Stated in U.S. Dollars)

								Pro-Forma
								Consolidated
								Total
	Royal Mines					Pro-Forma		Period from
	And Minerals	Royal				Consolidated		Inception
	Corp.	Mines Inc		(Note 3)		Total		July 13
	Year Ended	Year Ended		Pro-Forma		Year Ended		2005, to
	April 30, 2007	April 30, 2007		Adjustments		April 30, 2007		April 30, 2007

Revenue	$-	$-		$-		$-		$-

Expenses

Mineral exploration and evaluation expenses	$-	$438,371		$-		$438,371		$559,929
General and administrative	117,210	164,765		(117,210)	d	164,765		217,525
Depreciation and amortization	334	8,333		(334)	d	8,333		8,333
	117,544	611,469		117,544		611,469		785,787

Loss from operations	(117,544)	(611,469)		(117,544)		(611,469)		(785,787)

Other income (expense)
Other income	-	94,115		-		94,115		94,115
Interest expense	-	(414)		-		(414)		(596)
	-	93,701		-		93,701		93,519

Net Loss	$(117,544)	$(517,768)		$(117,544)		$(517,768)		$(692,268)

Basic And Diluted Loss Per Share	$(0.00)	$(0.06)	$			$(0.01)	$

Weighted Average Number Of Shares
Outstanding	37,468,926	8,586,852				32,183,326

The accompanying notes are an integral part of these pro-forma consolidated financial statements

ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM INCEPTION, JULY 13, 2005 to APRIL 30, 2007
(Unaudited)

				DEFICIT
	COMMON STOCK			ACCUMULATED
			ADDITIONAL	DURING THE
			PAID-IN	EXPLORATION
	SHARES	AMOUNT	CAPITAL	STAGE	TOTAL

Opening Balance, July 13, 2005	-	$-	$-	$-	$-

Shares issued for cash at $0.001 per
share	1,000	1	-	-	1

Net loss	-	-	-	(174,500)	(174,500)

Balance , April 30, 2006	1,000	1	-	(174,500)	(174,499)

Shares issued for cash at $0.001 per
share	12,500,000	12,500	-	-	12,500

Shares issued for cash at $0.01 per
share	7,800,000	7,800	70,200	-	78,000

Shares issued for mineral property at
$0.01 per share	1,050,000	1,050	9,450	-	10,500

Shares issued for cash at $0.10 per
share	1,250,000	1,250	123,750	-	125,000

Shares issued for cash Reg. S – Private
Placement at $0.10 per share	1,800,000	1,800	178,200	-	180,000

Shares issued for intellectual property
and equipment at $0.10 per share	2,000,000	2,000	198,000	-	200,000

Shares issued for cash Reg. S- Private
Placement 0.25 per share	2,482,326	2,482	618,099	-	620,581

Shares issued for cash Reg. D- Private
Placement 0.25 per share	3,300,000	3,300	821,700	-	825,000

Adjustment to number of shares issued
as a result of the reverse take-over
transaction:
Royal Mines Inc.	(32,183,326)	-	-	-	-
Royal Mines and Minerals Corp.	37,468,926	37,469	(37,469)	-	-
Royal Mines and Minerals Corp. -
shares returned to treasury	(23,500,000)	(23,500)	23,500	-	-

Issuance of shares to acquire Royal
Mines Inc.	32,183,326	-	-	-	-

Net asset deficiency of legal parent at
date of reverse take-over.	-	-	-	(39,472)	(39,472)

Net loss	-	-	-	(517,768)	(517,768)

Balance April 30, 2007	46,152,252	$46,152	$2,005,430	$(731,740)	$1,319,482

The accompanying notes are an integral part of these pro-forma financial statements

ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	BASIS OF PRESENTATION

These pro-forma unaudited consolidated financial statements have been prepared from the audited financial statements of Royal Mines and Minerals Corp (formerly Centrus Ventures Inc.) (“RMMC”) as of April 30, 2007, the audited financial statements of Royal Mines Inc. (“Royal Mines”) as of April 30, 2007 and the unaudited financial statements of Royal Mines Acquisition Corp. (“Acquisition Corp”) as of April 30, 2007, giving effect to the Agreement and Plan of Merger (See Note 2) which was approved by the shareholders on October 5, 2007, as though it had occurred on April 30, 2007.

In the opinion of management of RMMC, these unaudited pro-forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of Royal Mines by RMMC as described below.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of RMMC, Acquisition Corp. and Royal Mines referred to above and included elsewhere in this 8-K.

These unaudited consolidated pro-forma financial statements are indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on April 30, 2007.

2.	AGREEMENT AND PLAN OF MERGER

Pursuant to the Agreement and Plan of Merger between RMMC, a Nevada Corporation, Acquisition Corp, a Nevada Corporation and a wholly-owned subsidiary of RMMC incorporated for the sole purpose of the merger transactions, and Royal Mines, a Nevada Corporation, on October 5, 2007 Acquisition Corp and Royal Mines merged and Acquisition Corp became the surviving company of the merger (the “First Merger”). Pursuant to the agreement, the shareholders of record of Royal Mines exchanged their shares of Royal Mines on a one for one basis for shares of RMMC resulting in RMMC issuing 32,183,326 common shares. Concurrently, the majority shareholder of RMMC returned 23,500,000 common shares of RMMC for cancellation in consideration of receiving a cash settlement of $23,500. Subsequent to the completion of the First Merger, on October 6, 2007 the Company completed a second merger whereby Acquisition Corp merged with and into RMMC, with RMMC continuing as the surviving corporation (the “Second Merger”). As part of the Second Merger, RMMC changed its name from Centrus Ventures Inc. to Royal Mines and Minerals Corp.

Since this transaction resulted in the shareholders of Royal Mines owning a majority of the issued and outstanding shares of RMMC, the transaction is accounted for as a reverse merger recapitalization and the consolidated financial statements are a continuation of the operations of Royal Mines and not of RMMC. The operations of RMMC will be included in the consolidated statement of operations from the effective date of the acquisition.

RMMC had a net asset deficiency at April 30, 2007 of $39,472, after the adjustment for the cash settlement to the majority shareholder of $23,500 (Note 3b). Therefore the ascribed value of the 32,183,326 shares issued to the shareholders of Royal Mines is $nil, with the net asset deficiency of $39,472 being charged to deficit.

ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

2.	AGREEMENT AND PLAN OF MERGER (Continued) The acquisition is summarized as follows:

Current assets	$11,135
Non current assets	1,976
Total Assets	13,111

Current Liabilities	29,083
Shareholder settlement	23,500
52,583

Net asset deficiency	$(39,472)

The closing of the Merger was subject to shareholder approval which was received on October 5, 2007. All inter-company balances and transactions between RMMC, Acquisition Corp and Royal Mines have been eliminated from the pro-forma financial statements.

3.	PRO-FORMA ADJUSTMENTS

The unaudited pro-forma consolidated financial statements include the following pro-forma adjustments.

	a)	To adjust par value of the outstanding common shares of RMMC to actual as a result of a 3 for 1 forward stock split prior to April 30, 2007.

	b)	To record the purchase and cancellation of 23,500,000 shares of RMMC from the principal shareholder for cash consideration of $23,500.

	c)	To give effect to 5,782,326 common shares issued in Royal Mines subsequent to April 30, 2007 but prior to the closing of the reverse merger transaction.

	d)	To record the issuance of 32,183,326 common shares of RMMC to acquire 100% of the issued and outstanding share capital of Royal Mines at April 30, 2007.

	e)	To eliminate the capital stock and additional paid-in capital of RMMC (the net asset deficiency) against accumulated deficit.

	f)	To adjust the par value of the outstanding common shares after reverse merger transactions of RMMC to actual.

ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

4.	PRO-FORMA LOSS PER SHARE

Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of RMMC issued or cancelled pursuant to the proposed agreement and plan of merger and reorganization had been outstanding since the beginning of the period.